Prospectus Supplement — December 19, 2012 to the Prospectuses, as supplemented, of the following funds:

Fund	Prospectuses Dated
Columbia Absolute Return Currency and Income Fund	March 1, 2012

Columbia Capital Allocation Aggressive Portfolio (formerly, Columbia Portfolio Builder Aggressive Fund)	June 1, 2012

Columbia Capital Allocation Conservative Portfolio (formerly, Columbia Portfolio Builder Conservative Fund)	June 1, 2012

Columbia Capital Allocation Moderate Portfolio (formerly, Columbia Portfolio Builder Moderate Fund)	June 1, 2012

Columbia Seligman Communications and Information Fund	October 1, 2012

Columbia Seligman Global Technology Fund	March 1, 2012 (for Class A, B, C, I, K, R, R5 and Z shares) November 8, 2012 (for Class R4 shares)

The Funds’ Trustees have approved, subject to shareholder approval at a meeting to be held on February 27, 2013, certain changes to (1) the investment management services agreement for each of Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio, (2) the fundamental investment policy of Columbia Absolute Return Currency and Income Fund with respect to industry concentration, (3) the fundamental investment policy of Columbia Seligman Global Technology Fund with respect to industry concentration, and (4) the classification of each of Columbia Seligman Communications and Information Fund and Columbia Seligman Global Technology Fund from a “diversified” fund to a “non-diversified” fund. Shareholders of record of each Fund at the close of business on November 27, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.

Proposed Change to Investment Management Services Agreement. The Funds’ Trustees have approved, subject to shareholder approval, a change in the investment management services agreement for each of Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio to permit the Funds to pay fees on assets invested directly in securities or in other Columbia Funds that do not pay investment advisory fees. Each of these Funds was originally designed as a “Fund-of-Funds” that invested exclusively in underlying funds advised by Columbia Management Investment Advisers, LLC, the Funds’ investment adviser (“Columbia Management”). The Funds have recently expanded their investment mandate to include securities and instruments (securities) in addition to underlying funds advised by Columbia Management. If the proposal is approved, investment advisory fees are expected to increase, but overall Fund expenses may be lower than if the Funds’ assets were invested exclusively in underlying funds advised by Columbia Management.

Proposed Change to Industry Concentration Policy. The Funds’ Trustees have approved, subject to shareholder approval, a change in Columbia Absolute Return Currency and Income Fund’s fundamental policy prohibiting the Fund from investing more than 25% of its total assets in any one industry to remove an exception for investments in banks, bank holding companies or finance companies.

Proposed Change to Industry Concentration Policy. The Funds’ Trustees have approved, subject to shareholder approval, a change in Columbia Seligman Global Technology Fund’s fundamental policy regarding concentration to provide that the Fund will, under normal market conditions, invest at least 25% of its total assets in securities of companies in the technology and related group of industries. Currently, the Fund has a fundamental investment policy that it will not concentrate in any one industry. Columbia Management determined that the Fund would be better able to pursue its investment objectives if it were to concentrate its investments in the technology and related group of industries.

Increasing the percentage of the Fund’s total assets that can be invested in the securities of issuers in the technology and related group of industries increases the risk that the Fund will be adversely affected by events impacting such industries. In addition, the Fund would be more significantly affected by events impacting the technology and related group of industries than would a Fund that was not so concentrated.

Proposed Change to Diversification Classification. The Funds’ Trustees have approved, subject to shareholder approval, a change in the classification of each of Columbia Seligman Communications and Information Fund and Columbia Seligman Global Technology Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940. Currently, each Fund is classified as a “diversified” fund. This means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. By changing its classification to a “non-diversified” fund, the Fund would no longer be subject to these restrictions, but would continue to be subject to certain other diversification restrictions under the Internal Revenue Code of 1986.

If approved, the proposal would permit Columbia Management to invest more of the Fund’s assets in a smaller number of issuers. Columbia Management believes this increased investment flexibility may provide the Fund with more opportunities to enhance its performance. However, this increased investment flexibility may make the Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which the Fund invests because larger investments may have a greater effect on a non-diversified fund’s performance. Therefore, the Fund may be more exposed to the risks of loss and volatility from individual holdings than a fund that invests more broadly and is “diversified.”

Shareholders should retain this Supplement for future reference.

S-6400-49 A (12/12)